Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 13 - Subsequent Events

The Company has evaluated events that have occurred after the balance sheet and through the date the financial statements were issued. Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements, except as disclosed below:

In February 2021, the Company received approximately $68,000 from the exercise of stock options to purchase 45,625 shares of common stock.

On February 24, 2021, the Company received $193,625 pursuant to a promissory note issued under the Paycheck Protection Program Part 2 (“PPP2”). Interest accrues at 1% per annum and the note is payable in 60 monthly installments of $3,300 commencing May 2022.

On March 30, 2021, the Company received the proceeds of the first closing pursuant to an offering of its common stock. The Company sold 1,251,625 shares of common stock at $4.00 per share for gross proceeds of $5,006,500 (after expenses, net proceeds were approximately $4.6 million). Warrants equal to 8% of the common shares sold, other than to certain parties that were excluded from fees ("Excluded Counterparties"), will be issued to the placement agent with a 5 year exercise period and an exercise price of $4.00 per share. The Company may sell up to an additional 2,498,375 shares pursuant to this offering. The maximum number of shares in the offering is 3,750,000, but includes up to 250,000 shares that the Company can sell to Excluded Counterparties without incurring fees (cash or warrants) to the placement agent.